Exhibit 99.1

LRR Energy, L.P. October 1, 2013 IPAA OGIS Conference

This presentation contains "forward-looking statements" — that is, statements related to future events. Forward-looking statements are based on the current expectations of LRR Energy and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as "may," "predict," "pursue," "expect," "estimate," "project," "plan," "believe," "intend," "achievable," "anticipate," "target," "continue," "potential," "should," "could" and other similar words. Forward-looking statements in this presentation relate to, among other things, LRR Energy's expectations regarding future results, production volumes, lease operating expenses and capital expenditures. Actual results and future events could differ materially from those anticipated or implied in such statements. Forward-looking statements involve certain risks and uncertainties, and ultimately may not prove to be accurate. These risks and uncertainties include, among other things, a decline in oil, natural gas or NGL prices, the risk and uncertainties involved in producing oil and natural gas, competition in the oil and natural gas industry, governmental regulations and other factors. Actual results could differ materially from those anticipated or implied in the forward-looking statements due to the factors described under the captions "Risk Factors" in LRR Energy's Annual Report on Form 10-K for the year ended December 31, 2012 and LRR Energy's subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. Other than required under the securities laws, LRR Energy does not intend to update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. Forward Looking Statements LRR Energy, L.P.

LRR Energy Overview LRR Energy, L.P. Upstream MLP formed in November 2011 (NYSE: LRE) Develop, acquire and exploit mature oil and gas properties Diversified portfolio of stable, long-lived assets with a significant development inventory  Growth strategy supported by multiple acquisition sources Experienced team with proven operational and acquisition track record Conservative financial strategy – strong balance sheet, active hedge program, distribution coverage Market Valuation (2) 31.7 MMBoe proved reserves 84% proved developed July production: 6,550 Boe/d Reserve life: 13.4 years Equity Market Cap: $422 MM Net Debt:  $233 MM Enterprise Value: $655 MM Current Yield:  12.0% Key Statistics (1) Reserves based on Third Party estimates using 12/31/12 SEC Pricing for LRE Base Properties and January Acquisition and 2/19/13 Strip Pricing for April Acquisition. 2 Market data based on 9/26/13 unit price of $16.12.  Enterprise Value assumes 6/30/13 balance sheet pro forma for subsequent repayments as of 8/1/13. (1) (2)

Recent Developments Strong Q2 2013 operational and financial results Production of 6,484 Boe/d EBITDA of $21.3 MM Total distribution coverage of 1.11x Common distribution coverage of 1.49x Closed third acquisition with Sponsor, Lime Rock Resources Purchase price of $38.2 MM Liquids weighted, low declining assets in the Mid Continent Proved reserves of 1.9 MMBoe 100% PDP, 84% liquids 335 Boe/d, 15.7 reserve/production ratio Q2 distribution of $0.485 per unit $1.94 per unit annualized 4th consecutive quarterly distribution increase  LRR Energy, L.P.

Property Summary LRR Energy, L.P. Reserves based on Third Party Runs using 12/31/12 SEC Pricing for LRE Base Properties and January acquisition and 2/19/13 Strip Pricing for April Acquisition.  Production based on Q2 2013. Permian Mid Continent Production (Boe/d) 3,348 Proved Reserves (MMBoe) 17.0 % Proved Developed 76% % Liquids  71% Total Proved Reserve Life (R/P) 13.9 Gulf Coast LRE Total Production (Boe/d) 785 Proved Reserves (MMBoe) 3.3 % Proved Developed 100% % Liquids  30% Total Proved Reserve Life (R/P) 11.4 Mid Continent Gulf Coast Production (Boe/d) 2,352 Proved Reserves (MMBoe) 11.4 % Proved Developed 92% % Liquids  24% Total Proved Reserve Life (R/P) 13.3 LRE Total Production (Boe/ d) (1) Proved Reserves (MMBoe) (1) % Proved Developed % Liquids Total Proved Reserve Life (R/ P) 6,484 31.7 84% 50% 13.4 1

Quality Assets Low Risk, Mature Assets Focused Portfolio Control Development Low-Cost Operator Developmental Inventory Shallow production decline 84% proved developed reserves 13.4 reserve life Focused operations Well, commodity an geographic diversification Three operating areas with scale Operate 84% of proved reserves Nearly all acreage is held by production Control project selection, timing and costs All major fields in primary production Q2 2013 field level cash costs of $12.66/Boe(1) Low-risk, balanced proved inventory – 447 total projects  207 gross development projects 240 gross drilling locations LRR Energy, L.P. Note: Pro forma for both the January and April 2013 acquisitions. Q2 2013 field level cash cost per Boe based on expenses of $7.468 million divided by 590 MBoe. Expenses include Lease Operating Expenses of $5.270 million, and Production and Ad Valorem Taxes of $2.198 million. 1

Permian Basin Region Key fields: Red Lake, Pecos Slope, Corral Canyon Proved reserves(1): 17.0 MMBoe (54% of total) Production: 3,348 Boe/d (52% of total) 636 gross (519 net) producing wells LRE operates 94% of proved reserves 152,000 gross (124,000 net) acres 147 gross development projects and 170 gross drilling locations $31 MM capital budget (96% of total budget) LRR Energy, L.P. Reserves based on Third Party Runs using 12/31/12 SEC Pricing. PROVED RESERVES(1) (by Commodity) Oil 55% Gas 29% NGLs 16%

 Red Lake Field Red Lake Field Oil-weighted field in Eddy County, NM Formations: Yeso and San Andres, 2,000-5,000 ft 34% of total proved reserves(1) and 32% of total production 198 gross (169 net) producing wells LRE operated 118 gross development projects and 119 gross drilling locations 10 acre spacing; 5 acre potential 2013 Capex of $28.9 MM Drill 25 wells, $20.2 MM Capex  70 MBoe EUR per well, 30-50% IRR Complete/recomplete 30 wells, $8.6 MM Capex 25 MBoe EUR per project, +100% IRR  LRR Energy, L.P. Reserves based on Third Party Runs using 12/31/12 SEC Pricing. PROVED RESERVES(1) (by Commodity) Oil 62% Gas 17% NGLs 21%

Mid-Continent & Gulf Coast Regions   Mid-Continent Summary Overview Key fields: Potato Hills, East Velma, Putnam Proved reserves(1): 11.4 MMBoe (36%) Production: 2,352 Boe/d (36%) 148,000 gross (80,000 net) acres LRE operates 67% of proved reserves 50 gross development projects and 68 gross drilling locations   Gulf Coast Summary Overview Key fields: New Years Ridge, GW-Stratton Proved reserves(1): 3.3 MMBoe (10%) Production: 785 Boe/d (12%) 15,500 gross (12,000 net) acres LRE operates 90% of proved reserves 10 gross development projects and 2 gross drilling location LRR Energy, L.P. Reserves based on Third Party Runs using 12/31/12 SEC Pricing for LRE Base Properties and January Acquisition and 2/19/13 Strip Pricing for April Acquisition. PROVED RESERVES(1) (by Commodity) PROVED RESERVES(1) (by Commodity) Oil 20% Gas 77% NGLs 3% Oil 7% Gas 70% NGLs 23%

Oil-weighted capital budget of $32 MM ~$29 MM allocated to the Red Lake field 33 drill wells, including 25 Red Lake drill wells 32 recompletes, including 30 Red Lake recompletes 1 waterflood expansion at April Acquisition 18 non-production projects, including 1 SWD project, 1 compression project, and 16 P&A projects 2013 Capital Budget LRR Energy, L.P. Area Project Drill well count includes deepenings. Permian 96% Mid-Con 3% Gulf Coast 1% Drilling 67% Recompletes 28% Non-production 5%

LRR Energy, L.P.

Significant Growth Potential – Multiple Acquisition Sources

LRR ENERGY

Drop-downs from Lime Rock Resources

- 3 drop-down deals since IPO ~$125 MM
- 33.7 MMBoe of proved reserves[1]
- ~$1.3 BN of current acquisition capacity
- Strategy includes future LRR funds

Joint Bids with Lime Rock Resources

- Expands LRE acquisition universe
- Supports ultimate drop-down strategy
- 17 major acquisitions since 2006 for ~$1.3 BN

Acquisitions from Lime Rock Partners

- $3.8 BN of capital under management
- Potential asset acquisitions from portfolio companies

Acquisitions from Third Parties

- Attractive market conditions
- Producers continue to fund shale growth with conventional asset sales

1 Estimated proved reserves as of 12/31/12 pro forma for completed January 2013 and April 2013 dropdown transactions to LRE.

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Annualized six months ended June 30, 2013. Revenue excludes hedge gains and losses during the period. LRR Energy, L.P. Lime Rock Resources Overview LRR / LRE Operating Areas  LRR / LRE Revenue (1) Formed in 2005, currently manages three funds Acquires, operates, and exploits lower-risk oil and gas properties in the U.S. Potential assets for future dropdowns  Fund I Owns 32.7% of L.P. units 78.4% are subordinated units Fund II Permian and Mid Continent assets 33.7 MMBoe of Proved Reserves ~8,100 Boe/d Production 83% Oil / Liquids Fund III recently closed with over  $600 MM of committed equity capital  Lime Rock Resources II  LRE   $105.6 $182.0 $0 $40 $80 $120 $160 $200 LRR Energy Lime Rock Resources $MM 26% Gas 74% Liquids 6% Gas 94% Liquids

Conservative Financial Strategy Strong balance sheet commitment Target debt/Adjusted EBITDA of <3.0x  Maintain adequate liquidity Fund acquisitions with prudent leverage Long-term financing plan 40%-50% debt 50%-60% equity LRR Energy, L.P. Market data based on 9/26/13 unit price of $16.12. Enterprise Value equals Equity Market Capitalization plus Total Debt less Cash. Annualized Q2 2013 EBITDA of $21.3 million. As of June 30, 2013 ($ in thousands) Cash $4,892 Senior Credit Facility $192,000 2nd Lien Term Loan $50,000 Total Debt $242,000 Equity Market Capitalization  (1) $422,198 Enterprise Value  (2) $659,306 Senior Credit Facility Borrowing Base $250,000 Liquidity  $62,892 Annualized Adjusted EBITDA  (3) $85,324 Total Debt / Annualized Adjusted EBITDA 2.8x Total Debt / Enterprise Value 37%

Active Hedge Program Hedging strategy includes commodity, regional oil and gas basis and interest rates Mitigates commodity price volatility and rising interest rates Protects cash flow, distributions, borrowing base and capital program General commodity hedge target of 65%-85% of estimated PDP production for a rolling 3-5 year period Over 99% of instruments are cost-less swaps  Corresponding percent of gas basis hedges Hedge at time of acquisitions and opportunistically add hedges over time Current hedge position Commodity and gas basis substantially hedged through 2017 Swapped $220 MM of debt from floating to fixed rate through Q1 2017 LRR Energy, L.P.

Hedge Portfolio ~85% of current PDP is hedged through 2017 Assuming flat production(1), total production is hedged 96% in 2013, 80% in 2014, 57% in 2015, 55% in 2016 and 44% in 2017 Average prices: $5.06 per MMBtu, $92.73 per oil barrel and $37.04 per NGL barrel   Natural Gas Hedges   NGL Hedges   Crude Oil Hedges Note:  Hedge prices based on weighted-average of swap prices and put strike prices. Assumes production through 2017 remains constant at 6,425 Boe/d and production mix of gas 52%, oil 36% and NGL 12%. LRR Energy, L.P. ($/Bbl) 2013 2014 2015 2016 2017 Hedged Price $41.99 $34.11 NA NA NA 0 60 120 180 240 300 2H 2013 2014 2015 2016 2017 Production (MBbl) Hedged Volumes Production 77% 65% ($/Mcf) 2013 2014 2015 2016 2017 Hedged Price $5.06 $5.53 $5.72 $4.29 $4.61 0 2 4 6 8 2H 2013 2014 2015 2016 2017 Production (Bcf) Hedged Volumes Production 100% 83% 69% 75% 74% ($/Bbl) 2013 2014 2015 2016 2017 Hedged Price $95.73 $95.85 $94.72 $86.02 $85.75 0 180 360 540 720 900 2H 2013 2014 2015 2016 2017 Production (MBbl) Hedged Volumes Production 88% 80% 47% 50% 24%

Significant Total Return Potential Annual distribution of $1.94 per unit Current yield of 12.0% Substantial tax shield 100% shield on 2012 income >70% shield estimated through 2015 Opportunity for price appreciation 26% appreciation, assuming LRE trades in line with E&P MLP peers Implied unit price of $20.26  LRR Energy, L.P.   Current Yield Comparison(1) Comparable yields based on September 2013 data.  12.0% 9.6% 5.8% 3.7% 2.7% 1.9% 0% 5% 10% 15% LRE E&P MLPs Alerian Index REIT Index 10-yr Treasury S&P 500 Annual Yield

Investment Highlights Quality Assets Stable, low-risk and predictable properties Operated, primary production and low cost asset portfolio Large internal project inventory Significant Growth Potential Potential acquisitions from Lime Rock Resources and Partners Joint acquisitions with Lime Rock Resources Third party acquisitions Proven Management Team Acquisition, operational and exploitation track record Comprehensive Hedging Program Attractive Valuation Significant total return potential LRR Energy, L.P.

Appendix Appendix

LRR ENERGY
Appendix

Lime Rock Overview

Lime Rock Management "Lime Rock"

- Founded in 1998
- Manages $5.0 BN of private capital

Lime Rock Partners "LRP"

- $3.8 BN capital under management
- Consists of six funds

Lime Rock Resources "LRR"

- Formed in 2005
- Consists of two funds, raising third fund
- ~$1.3 BN invested in 17 major acquisitions
- ~$1.3 BN of additional acquisition capacity
- 33.7 MMBoe of proved reserves[1]
- Owns 33% of LRE's LP interests

LRR Energy, L.P. "LRE"

- Mature producing oil and natural gas properties
- 31.7 MMBoe of proved reserves[2]
- Three operating regions

1 Estimated proved reserves as of 12/31/12 pro forma for completed January 2013 and April 2013 dropdown transactions to LRE.
2 Reserves based on Third Party Runs using 12/31/12 SEC Pricing for LRE Base Properties and January Acquisition and 2/19/13 Strip Pricing for April Acquisition.

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Management Team & Board of Directors Executive Leadership Non-Management Directors Appendix Jonathan Farber Townes Pressler, Jr. John Bailey Milton Carroll Robert O'Connell Managing Director of  Lime Rock Partners  Managing Director of  Lime Rock Partners Independent Director  Independent Director  Independent Director  Years of Name and Position Experience Select Prior Experience Eric Mullins Co-CEO and Chairman 23 Lime Rock Resources; Goldman Sachs (Managing Director)  Charles Adcock Co-CEO and Director 37 Lime Rock Resources; Houston Exploration (Senior VP);  Operational roles with various E&P companies Chris Butta VP and Chief Engineer 30 Lime Rock Resources; Miller and Lents, Ltd. (Senior VP);  ARCO Oil and Gas Company (Operations/Analytical Engineer) Jaime Casas  VP and CFO 17 Laredo Energy (CFO); Credit Suisse (Director);  Donaldson, Lufkin & Jenrette; Accenture Tim Miller VP and COO 31 Lime Rock Resources; El Paso Corporation (VP, Texas Gulf  Coast Division; Petro-Lewis Corporation (Petroleum Engineer)

Lime Rock Management LP LRR Energy, L.P. (NYSE: LRE) LRE GP, LLC Incentive Distribution Rights Public Common Units Organization and Ownership Summary   Lime Rock Resources ("LRR") Fund I Common Units Subordinated Units LRE Operating, LLC 100% Class A Member Interest 0.1% GP Interest 100% Interest 67.2%  LP Interest 32.7%  LP Interest Appendix

Commodity Hedges Appendix Note: Portfolio as of 8/1/13. Hedge prices based on weighted-average of swap prices and put strike prices. Current Hedge Position (Swaps & Puts) 3Q - 4Q 2013 2014 2015 2016 2017 NYMEX HH GAS Swaps Gas (MMBtu) 3,790,956 6,077,016 5,500,236 5,433,888 5,045,760 Wt Avg Price $5.09 $5.53 $5.72 $4.29 $4.61 Puts Gas (MMBtu) 49,260 Strike Price $3.00 Total (Swaps & Puts) Gas (MMBtu) 3,840,216 6,077,016 5,500,236 5,433,888 5,045,760 Wt Avg Price (1) $5.06 $5.53 $5.72 $4.29 $4.61 NYMEX WTI OIL Total (Swaps) Oil (Bbl) 372,841 673,994 420,381 397,488 198,744 Wt Avg Price (1) $95.73 $95.85 $94.72 $86.02 $85.75 NGLs Swaps NGLs (Bbl) 108,450 183,857 Wt Avg Price $41.99 $34.11